UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2025

EXPAND ENERGY CORPORATION
(Exact name of registrant as specified in its Charter)
Oklahoma	001-13726		73-1395733
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)
6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)
	(405)	848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXE	The Nasdaq Stock Market LLC
Class A Warrants to purchase Common Stock	EXEEW	The Nasdaq Stock Market LLC
Class B Warrants to purchase Common Stock	EXEEZ	The Nasdaq Stock Market LLC
Class C Warrants to purchase Common Stock	EXEEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Expand Energy Corporation (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”) on June 5, 2025. The final voting results for the three proposals voted on at the Annual Meeting are disclosed below.

1.    Election of Directors. Shareholders elected each of the 11 directors nominated by the Company’s Board of Directors and listed below to serve as a director of the Company until the next annual meeting of shareholders or until his or her successor is duly elected and qualified.

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Domenic J. Dell’Osso, Jr.	192,986,068	1,077,647	69,032	12,811,230
Timothy S. Duncan	190,322,387	3,742,115	68,245	12,811,230
Benjamin C. Duster, IV	192,931,607	1,132,306	68,834	12,811,230
Sarah A. Emerson	192,533,333	1,528,858	70,556	12,811,230
Matthew M. Gallagher	179,741,154	14,321,350	70,243	12,811,230
John D. Gass	193,005,533	1,055,185	72,029	12,811,230
S.P. “Chip” Johnson IV	193,069,589	990,777	72,381	12,811,230
Catherine A. Kehr	193,611,512	448,881	72,354	12,811,230
Shameek Konar	193,510,167	480,220	142,360	12,811,230
Brian Steck	189,235,594	4,827,459	69,694	12,811,230
Michael A. Wichterich	191,980,901	2,083,025	68,821	12,811,230

2.    Advisory Vote to Approve Named Executive Officer Compensation. Shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
188,140,098	5,868,346	124,303	12,811,230

3.    Ratification of Appointment of PwC as Independent Auditor for 2025. Shareholders approved the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
200,516,600	6,355,554	71,823	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPAND ENERGY CORPORATION

By:	/s/ CHRIS LACY
Chris Lacy
Executive Vice President, General Counsel and Corporate Secretary
Date:  June 5, 2025